                                                                     Exhibits 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Bruce D. Dalziel, Russell P. Fradin and Steven J. Kyono, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold pursuant to the Company's 2005 Employee Stock Purchase Plan and the Company's 2006 Employee Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 30th day of August, 2006.

                                            /s/ Robert J. Casale
                                            ------------------------------
                                            Name:  Robert J. Casale
                                            Title: Director and Chairman

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Bruce D. Dalziel, Russell P. Fradin and Steven J. Kyono, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold pursuant to the Company's 2005 Employee Stock Purchase Plan and the Company's 2006 Employee Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 30th day of August, 2006.

                                            /s/ Denis A. Bovin
                                            ---------------------
                                            Name:  Denis A. Bovin
                                            Title: Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Bruce D. Dalziel, Russell P. Fradin and Steven J. Kyono, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold pursuant to the Company's 2005 Employee Stock Purchase Plan and the Company's 2006 Employee Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 30th day of August, 2006.

                                            /s/ Thomas A. Cooper
                                            -----------------------
                                            Name:  Thomas A. Cooper
                                            Title: Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Bruce D. Dalziel, Russell P. Fradin and Steven J. Kyono, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold pursuant to the Company's 2005 Employee Stock Purchase Plan and the Company's 2006 Employee Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 30th day of August, 2006.

                                            /s/ Doni L. Fordyce
                                            ----------------------
                                            Name:  Doni L. Fordyce
                                            Title: Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Bruce D. Dalziel, Russell P. Fradin and Steven J. Kyono, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold pursuant to the Company's 2005 Employee Stock Purchase Plan and the Company's 2006 Employee Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 30th day of August, 2006.

                                            /s/ Richard J. Haviland
                                            --------------------------
                                            Name:  Richard J. Haviland
                                            Title: Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Bruce D. Dalziel, Russell P. Fradin and Steven J. Kyono, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold pursuant to the Company's 2005 Employee Stock Purchase Plan and the Company's 2006 Employee Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 30th day of August, 2006.

                                            /s/ Joseph J. Melone
                                            -----------------------
                                            Name:  Joseph J. Melone
                                            Title: Director